UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2014 (August 7, 2014)

GASTAR EXPLORATION INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 7, 2014, Gastar Exploration Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) announcing its financial results for the three and six months ended June 30, 2014. Subsequent to filing the Original 8-K, the Company filed Amendment No. 1 to the Original 8-K (“Amendment No. 1”), dated August 7, 2014, to revise a typographical error in the press release furnished as Exhibit 99.1 to the Original 8-K (the “Exhibit”), which incorrectly labeled a table heading contained in its consolidated statements of operations “For the Six Months Ended June 30, 2013 and 2012” instead of “For the Six Months Ended June 30, 2014 and 2013.”

In the exhibit index of Amendment No. 1, the press release was inadvertently dated April 15, 2014 instead of August 7, 2014.  Accordingly, this Amendment No. 2 to the Current Report on Form 8-K/A amends and restates Items 2.02 and 9.01 to the Original 8-K, as amended by Amendment No. 1, solely to correct the aforementioned errors. The Exhibit remains unchanged in all other respects.
SECTION 2 - FINANCIAL INFORMATION
Item 2.02 Results of Operations and Financial Condition.

On August 7, 2014, Gastar Exploration Inc. (the “Company”) issued a press release announcing the Company's financial results for the three and six months ended June 30, 2014. A copy of the Company’s press release, dated August 7, 2014, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 2.02 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 2.02 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is a list of exhibits furnished or filed as part of this Form 8-K:

Exhibit No.        Description of Document

23.1	Consent of Wright & Company, Inc.*

99.1	Press release dated August 7, 2014 announcing the Company's financial results for the three and six months ended June 30, 2014.

99.2	Press release dated August 5, 2014 announcing that the Company has declared a monthly cash dividend for August 2014.**

99.3	Report of Wright & Company, Inc. dated July 23, 2014.*
___________
*Previously filed
** Previously furnished

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2014

GASTAR EXPLORATION INC.

By:	/S/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.        Description of Document

23.1        Consent of Wright & Company, Inc.*

99.1	Press release dated August 7, 2014 announcing the Company's financial results for the three and six months ended June 30, 2014.

99.2	Press release dated August 5, 2014 announcing that the Company has declared a monthly cash dividend for August 2014.**

99.3	Report of Wright & Company, Inc. dated July 23, 2014.*
___________
*Previously filed
** Previously furnished